NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

GLOBAL ALPHA EQUITY FUND

INTERNATIONAL GROWTH EQUITY FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED AUGUST 11, 2011

TO THE PROSPECTUS DATED JANUARY 28, 2011

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2011.

With effect from September 11, 2011, the following disclosure replaces similar language within the section entitled “Description of Share Classes” beginning with the sub-section entitled “ You may be eligible for reductions and waivers of sales charges” on page 78 of the prospectus:

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

Sales Charge Waivers – Class A Shares

Initial sales charge on Class A shares will be waived for the following types of purchases:

1. Dividend reinvestment programs.

2. Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

3. Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Fund, provided the reinvestment is made within 90 days of the redemption.

4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more who purchase directly from the Fund.

5. Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of a Fund as a principal investment.

6. Purchase by a financial institution, bank trust department, or by a trust company purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program, which has been approved by the Distributor, the Adviser or the Funds.

7. Purchase by a registered investment advisor or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment advisor or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent.

8. Purchases by an entity performing services for a trust who acts in a fiduciary capacity on behalf of the client-shareholders who maintain an interest in an account with the Funds registered in the name of the trust entity who receives administrative services from such trust entity, which has entered into an agreement with the Distributor, the Adviser or the Funds.

9. Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a “rabbi trust” provided that:

– the plan’s assets are at least $1,000,000; or

– there are at least 100 employees eligible to participate in the plan.

10. Purchase by an employee or a registered representative of an entity with a selling agreement with the Funds’ Distributor to sell shares of one or more of the Funds.

11. Purchase by a current or former Director of the Corporation.

12. Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

13. Purchases by a registered management investment company that has an agreement with NAM USA or the Distributor for that purpose.

14. Purchases made in exchange of shares of Class A of one Fund for shares of Class A of another Fund.

15. Purchase by a financial intermediary, provided the arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

16. Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Funds, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

Investors who qualify under any of the categories described above should contact their brokerage firms, financial intermediaries, banks or trust company representatives. For further information on sales charge waivers, call the Transfer Agent.

The following disclosure replaces similar language within the section entitled “Description of Share Classes: Distribution and Service Fees” beginning on page 81 of the prospectus:

Distribution and Service Fees

Each Fund has adopted plans (“Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, and shareholder servicing fees for certain services provided to its shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares (“Class S Plan”). The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may over time cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class C and effective September 1, 2011 Class A shares may pay distribution fees to the Distributor for distribution and sales support services. The Class C and effective September 1, 2011 Class A distribution fees may be used by the Distributor to pay affiliates of NAM USA for sales support services provided in connection with the sale of Class C or Class A shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class A (prior to September 1, 2011) and Class I shares do not pay a distribution fee. Class S shares only pay distribution fees to certain Service Organizations, as approved by the Board, in connection with the distribution of Class S shares to existing Class S shareholders.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A, Class C and Class S shares in return for these fees. All Class A, Class C and Class S shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee. Class S shares only pay shareholder servicing fees to certain Service Organizations, as approved by the Board.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

•	Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

•	Class S shares of The Japan Fund pay a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

In the case of Class C shares, 12b-1 fees, together with the CDSC are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

Effective September 1, 2011 the Distributor may use up to 0.25% of the fees for shareholder servicing or distribution for Class A shares. However in the aggregate the payments may not exceed 0.25% for Class A shares.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Funds may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the intermediary, not the Funds’ service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund’s applicable Class’ 12b-1 Plan. In addition, NAM USA or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These intermediaries also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

NAM USA and its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, NAM USA or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. NAM USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by NAM USA and its affiliates may be substantial. Payments by NAM USA may include amounts that are sometimes referred to as “revenue sharing” payments. Effective January 28, 2010, the rate at which each Fund reimburses the investment advisor for such sub-accounting fees charged by Service Organizations is, with respect to omnibus accounts holding shares of the Fund, as follows (i) up to $18 per open account or (ii) for accounts charged based on basis points, up to 0.10% of the average daily net assets of that account and (iii) for closed accounts, up to $3.00 for each closed account. NAM USA bears any portion of the fees of a Service Organization that is not reimbursed by the applicable Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from NAM USA, the Distributor or their affiliates. For more information, see the SAI.

INVESTMENT COMPANY ACT FILE NO: 811-01090

NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

GLOBAL ALPHA EQUITY FUND

INTERNATIONAL GROWTH EQUITY FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED AUGUST 11, 2011,

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2011

This Supplement provides new and additional information beyond that which is contained in the Statement of Additional Information (“SAI”). Please keep this Supplement and read it together with the Prospectus dated January 28, 2011.

The following disclosure replaces similar language within the section entitled “The Distributor” on page 36 of the SAI:

THE DISTRIBUTOR

The Corporation and Foreside Fund Services, LLC (the “Distributor” or “Foreside”) are parties to a Amended and Restated Distribution and Shareholder Services Agreement for Class S shares of The Japan Fund dated March 31, 2009 (the “Class S Distribution Agreement”) whereby the Distributor acts as principal underwriter for The Japan Fund’s Class S shares, and a Distribution Agreement dated March 31, 2009 whereby the Distributor acts as principal underwriter for each Fund’s Class A, Class C and Class I shares (the “Multi-Class Distribution Agreement” and together with the Class S Distribution Agreement, the “Distribution Agreements”). The Distributor may receive compensation under the Distribution Agreements for distribution of Fund shares (except for Class S shares of The Japan Fund). Pursuant to the Distribution Agreement, each Fund other than Class S shares of The Japan Fund pays a distribution services fee to the Distributor. Pursuant to an agreement between the Distributor and NAM USA, NAM USA has also agreed to compensate and reimburse the Distributor for its provision to the Funds of any distribution services for which the Funds are not authorized to compensate and reimburse the Distributor. The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland, ME 04101.

The continuance of each Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of each Fund, and (ii) by the vote of a majority of the Directors who are not parties to such Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Directors of the Corporation or, with respect to a Fund, by a majority of the outstanding shares of such Fund or by the Distributor, upon not less than 60 days’ written notice by either party. Each Distribution Agreement provides that the Distributor shall not be protected against any liability to the Funds or their respective shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The following disclosure replaces similar language within the section entitled “The Distribution and Shareholder Servicing Plans” beginning on page 36 of the SAI:

THE DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A and Class C Shares (All Funds)

Until September 1, 2011 the distribution plan for each of the Funds’ Class A shares (each, a “Plan”) provides that each Fund pays the Distributor a shareholder servicing fee of up to 0.25%, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for shareholder servicing activities with respect to Class A shares. Effective September 1, 2011 the distribution plan for each of the Funds’ Class A shares (each, a “Plan”) provides that each Fund pays the Distributor a distribution and shareholder servicing fee of up to 0.25%, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (including a NAM affiliate dealer) (pursuant to a sub-agreement) for distribution and shareholder servicing activities with respect to Class A shares.

The distribution plan for each of the Funds’ Class C shares (each, a “Plan”) provides that each Fund pays the Distributor a shareholder servicing fee of up to 0.25%, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for shareholder servicing activities with respect to Class C shares.

For the fiscal year ended September 30, 2010 and fiscal period ended September 30, 2009, Class A shares of each Fund paid shareholder servicing fees as follows:

	2010	2009
The Japan Fund	$651	$10
Asia Pacific ex Japan Fund	$49	$2
India Fund	$52	$2
Greater China Fund	$93	$2
Global Equity Income Fund	$14	$2
Global Emerging Markets Fund	$128	$11
Global Alpha Equity Fund	$3	$2
International Growth Equity Fund	$101	$2
International Equity Fund	$7	$2

For the fiscal year ended September 30, 2010 and fiscal period ended September 30, 2009, Class C shares of each Fund paid shareholder servicing fees as follows:

	2010	2009
The Japan Fund	$24	$2
Asia Pacific ex Japan Fund	$16	$5
India Fund	$13	$2
Greater China Fund	$34	$4
Global Equity Income Fund	$9	$2
Global Emerging Markets Fund	$35	$11
Global Alpha Equity Fund	$54	$3
International Growth Equity Fund	$11	$2
International Equity Fund	$12	$3

The Plan for the Class C shares also provides that each Fund pays the Distributor a distribution fee of up to 0.75%, paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the Class C shares. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (including affiliates of the Adviser) (pursuant to a sub-agreement) for providing distribution services and bearing certain distribution-related expenses of each Fund, including payments to financial advisors or other financial intermediaries for selling Class C shares of the Fund. The distribution fee for Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives.

For the fiscal year ended September 30, 2010 and fiscal period ended September 30, 2009, Class C shares of each Fund paid distribution fees as follows:

	2010	2009
The Japan Fund	$72	$5
Asia Pacific ex Japan Fund	$46	$15
India Fund	$38	$8
Greater China Fund	$100	$12
Global Equity Income Fund	$27	$6
Global Emerging Markets Fund	$105	$34
Global Alpha Equity Fund	$160	$9
International Growth Equity Fund	$31	$6
International Equity Fund	$34	$10

Each Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to each Fund and the related class of shareholders. In approving each Plan in accordance with Rule 12b-1, those Directors of the Corporation who are not considered “interested,” as defined in the 1940 Act (the “Independent Directors”) concluded that there is reasonable likelihood that the Plan will benefit each Fund and its related class of shareholders.

Each Plan provides that, so long as the Plan remains in effect, the Independent Directors then in office will select and nominate other Independent Directors. Each Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or, with respect to a Fund, by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Among other things, each Plan provides that the Directors will review quarterly reports of the shareholder servicing and/or distribution fees paid to the Distributor. Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of shareholder servicing fees, distribution fees and contingent deferred sales charges (“CDSCs”). Distribution-related expenses consist of, among other things, financial advisor compensation, selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel of financial intermediaries may receive different compensation for selling different classes of shares.

The Corporation may enter into written agreements relating to the implementation of the Plans (“Related Agreements”), provided that such agreements have been approved by the Board. Effective December 22, 2008, the Corporation and Foreside have entered into the Multi-Class Distribution Agreement, which constitutes a Related Agreement under Plans relating to the Class A and Class C shares. Pursuant to this Agreement, Foreside performs (directly or through third parties) distribution, promotional, marketing, and shareholder services for the Funds.

Class S Shares (The Japan Fund only)

On June 1, 2005, The Japan Fund’s Class S shareholders approved a 12b-1 Distribution and Shareholder Servicing Plan (“Class S 12b-1 Plan”). Under Class S 12b-1 Plan, the Fund may charge Class S shareholders an annual distribution expense and service fee (“Class S 12b-1 Fee”) to finance distribution and shareholder service expenses pursuant to the terms of Class S 12b-1 Plan. The Class S 12b-1 Fee for Class S shares shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class S shares on an annual basis (the “Maximum Fee”). However, prior to January 1, 2009, the Board limited the Class 12b-1 Fee to an amount not to exceed 0.15% of the Fund’s average daily net assets attributable to Class S shares on an annual basis; as of January 1, 2009, this limitation is no longer in effect. However, because of a reallocation of service fees paid by Class S for sub-accounting and other shareholder servicing to certain distributor platforms (“Supermarket Platforms”) for Class S, it is not expected that the increase in the Class S 12b-1 Fee will increase the total operating expenses of the Class S shares. The Class S 12b-1 Fee shall be calculated and accrued daily and paid at such intervals as the Board shall determine, subject to any applicable restriction imposed by rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the Class S 12b-1 Plan, The Japan Fund, or its Distributor, may enter into written agreements (“Class S Related Agreements”) approved by the Board with one or more securities dealers, financial institutions or any other person, including the Distributor (each such dealer, institution or person, a “Service Organization”) pursuant to which the Fund shall use the Class S 12b-1 Fee to reimburse certain Service Organizations for expenses incurred by the Service Organizations in: (i) undertaking any activity primarily intended to result in sale of Class S shares of the Fund, including promotion and distribution; or (ii) the provision of services to the Class S shareholders of the Fund. The expenses reimbursed pursuant to the Class S 12b-1 Plan may, as determined by the Board, include an element of reasonable profit to the Service Organization. Each Class S Related Agreement shall provide the maximum amount of expenses for which the corresponding Service Organization may be reimbursed on an annual basis (the “Maximum Reimbursable Amount”). The aggregate amount of expenses reimbursable on an annual basis under all Class S Related Agreements may not as of January 1, 2009 exceed 0.25% of the Fund’s Class S average daily net assets on an annual basis. An expense incurred by a Service Organization that is not reimbursable at the time such expense is incurred (including expenses not reimbursable due to the Maximum Reimbursable Amount and Maximum Fee limits) may not be carried forward for future payment. All such expenses shall be the sole responsibility of the Service Organization that incurred such expenses. The Class S 12b-1 Plan also provides that if any payment made by the Fund to a third party is deemed to be indirect financing of any activity primarily intended to result in the sale of Class S shares of the Fund within the meaning of Rule 12b-1, then such payments shall be deemed to be authorized by the Class S 12b-1 Plan.

If any amount of the Class S 12b-1 Fee is not used to reimburse a Service Organization pursuant to a Class S Related Agreement, the Fund may use such remaining amount for its expenses of distributing its shares including, but not limited to, implementing and operating the Class S 12b-1 Plan, as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. If any amount of the Class S 12b-1 Fee is not otherwise used under the Class S 12b-1 Plan, such amount shall be returned to the Fund in such manner as is determined by the Board.

The continuance of the Class S 12b-1 Plan must be specifically approved at least annually by the vote of the Board of the Corporation, including a majority of the Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class S 12b-1 Plan or in any agreements related to the Class S 12b-1 Plan (the “12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such approval.

Effective October 1, 2007, as amended and restated effective March 31, 2009, the Corporation and Foreside have entered into the Class S Distribution Agreement, which constitutes a Class S Related Agreement under the Class S 12b-1 Plan. Pursuant to this Agreement, Foreside performs (directly or through third parties) distribution and shareholder services for the S Class of The Japan Fund. In return, the S Class of The Japan Fund reimburses

Foreside for its expenses incurred in providing these services, subject to a certain maximum amount of reimbursements that Foreside may receive annually (described below).

Foreside shall be reimbursed only to the extent of Foreside’s payment to the third party. For the fiscal year ended September 30, 2010, the S Class reimbursed expenses incurred by Foreside in the amount of $136,340 (accrued) pursuant to the terms of the Class S Distribution Agreement. These fees are included in the Fee Table under Distribution/Services (12b-1) Fees and in the Corporation’s financial statements.

Foreside is entitled to be reimbursed from the S Class 12b-1 Fee for the expenses it incurs in performing services under the Class S Distribution Agreement in an amount not to exceed 0.15% prior to January 1, 2009, and 0.25% thereafter, of the Fund’s Class S average daily net assets on an annual basis (the “Maximum Fee”).

Any expense incurred by Foreside under the Class S Distribution Agreement that is not reimbursable under the Class S Distribution Agreement at the time such expense is incurred (including expenses not reimbursable due to the Maximum Fee limit) may not be carried forward for future payment. There were no unreimbursed amounts for the fiscal years ended September 30, 2010, 2009 and 2008.

The Distributor pays expenses on behalf of Class S pursuant to the Class S 12b-1 Plan. The following table lists the principal expenses paid by the Distributor since the inception of the Class S 12b-1 Plan (rounded to the nearest whole dollar).

	10/01/2007 – 09/30/2008	10/01/2008 – 09/30/2009	10/01/2009 – 09/30/2010
CRM/Sales Tracking	$300	$0	$0
Fulfillment	$8,077	$5,437	$0
FINRA (Filing Fees)	$0	$400	$0
Printing	$4,875	$1,187	$0
Supermarket Platform Fees	$85,390	$121,533	$111,925
Website	$18,366	$7,989	$0
Other Marketing	$9,330	$4,160	$8,334
TOTAL	$126,338	$140,706	$120,259

In addition to the S Class 12b-1 plan reimbursed expenses paid under the terms of the Class S Distribution Agreement, the S Class also pays, out of the Fund’s assets, service fees for sub-accounting and other shareholder servicing to Supermarket Platforms. Effective January 1, 2009, the Board determined that these payments may not exceed 0.10%. These service fees to Supermarket Platforms are included in the Fee Table under “Other Expenses” and in The Japan Fund’s financial statements.

The following statement supplements the disclosure contained within the section entitled “DIRECTORS AND OFFICERS OF THE FUNDS” on pages 62 through 72 of the SAI:

Effective June 30, 2011, Mr. Isayama and Mr. Miyauchi retired from the Board and each of its committees.

INVESTMENT COMPANY ACT FILE NO: 811-01090